Exhibit 99.2

STERLING FINANCIAL CORPORATION

SELECTED FINANCIAL DATA

(DOLLAR AMOUNTS IN THOUSANDS,

EXCEPT PER SHARE AMOUNTS, UNAUDITED)

	MARCH 31,	DECEMBER 31,	MARCH 31,
	2005	2004 (1)	2004 (1)

ASSETS:
CASH AND CASH EQUIVALENTS	$125,261	$94,468	$95,533
LOANS RECEIVABLE, NET	4,375,036	4,251,877	3,575,610
LOANS HELD FOR SALE	16,900	14,224	34,849
INVESTMENTS AND MORTGAGE-BACKED SECURITIES (MBS) AVAILABLE FOR SALE	2,070,384	2,157,136	2,015,538

INVESTMENTS AND MBS HELD TO MATURITY	48,873	47,449	2,229
OFFICE PROPERTIES AND EQUIPMENT, NET	79,054	78,402	75,623
REAL ESTATE OWNED, NET	1,459	1,865	5,032
GOODWILL, NET	112,391	112,398	128,302
OTHER INTANGIBLE ASSETS, NET	19,292	19,848	21,514
BANK OWNED LIFE INSURANCE (BOLI)	94,850	93,790	90,619
PREPAID EXPENSES AND OTHER ASSETS, NET	71,007	70,767	50,306
TOTAL ASSETS	$7,014,507	$6,942,224	$6,095,155

LIABILITIES:
DEPOSITS	$4,108,310	$3,863,296	$3,492,162
ADVANCES FROM FEDERAL HOME LOAN BANK OF SEATTLE	1,510,140	1,635,933	1,374,128
REPURCHASE AGREEMENTS AND FED FUNDS	744,880	780,012	564,614
OTHER BORROWINGS	116,378	131,822	166,585
ACCRUED EXPENSES AND OTHER LIABILITIES	63,702	61,317	67,371
TOTAL LIABILITIES	6,543,410	6,472,380	5,664,860

SHAREHOLDERS' EQUITY:
COMMON STOCK	23,048	22,936	20,508
ADDITIONAL PAID-IN CAPITAL	395,159	393,245	323,665
ACCUMULATED COMPREHENSIVE INCOME (LOSS):
UNREALIZED GAIN (LOSS) ON INVESTMENTS AND MBS (2)	(26,134)	(9,470)	4,843
RETAINED EARNINGS	79,024	63,133	81,279
TOTAL SHAREHOLDERS' EQUITY	471,097	469,844	430,295

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$7,014,507	$6,942,224	$6,095,155

BOOK VALUE PER SHARE (3)	$20.44	$20.48	$19.07

TANGIBLE BOOK VALUE PER SHARE (3),(4)	$14.73	$14.72	$12.43

SHARES OUTSTANDING AT END OF PERIOD	23,048,133	22,936,154	20,508,120

SHAREHOLDERS' EQUITY TO TOTAL ASSETS	6.72%	6.77%	7.06%

TANGIBLE SHAREHOLDERS' EQUITY TO TANGIBLE ASSETS (5)	4.93%	4.96%	4.72%

(1)	Certain prior period amounts have been reclassified to conform with the current period's presentation.
(2)	Net of deferred income taxes.
(3)	Amounts as of March 31, 2004 have been restated to reflect the 10% stock dividend paid in May 2004.
(4)	Amount represents shareholders' equity less net goodwill and other intangible assets divided by total shares outstanding.
(5)	Amount represents shareholders' equity less net goodwill and other intangible assets divided by assets less net goodwill and other intangible assets.

STERLING FINANCIAL CORPORATION

SELECTED FINANCIAL DATA

(DOLLAR AMOUNTS IN THOUSANDS,

EXCEPT PER SHARE AMOUNTS, UNAUDITED)

	THREE MONTHS ENDED
	MAR 31,	DEC 31,	MAR 31,
	2005	2004	2004 (1)
INTEREST INCOME:
LOANS	$68,043	$63,724	$52,334
MORTGAGE-BACKED SECURITIES	23,082	23,024	19,288
INVESTMENTS AND CASH	941	756	1,769
TOTAL INTEREST INCOME	92,066	87,504	73,391

INTEREST EXPENSE:
DEPOSITS	18,323	15,250	12,151
BORROWINGS	20,925	20,052	15,551
TOTAL INTEREST EXPENSE	39,248	35,302	27,702

NET INTEREST INCOME	52,818	52,202	45,689

PROVISION FOR LOSSES ON LOANS	(3,750)	(3,300)	(2,850)
NET INTEREST INCOME AFTER PROVISION	49,068	48,902	42,839

OTHER INCOME:
FEES AND SERVICE CHARGES	7,403	7,856	8,286
MORTGAGE BANKING OPERATIONS	5,372	1,715	1,194
LOAN SERVICING FEES	137	126	146
NET GAIN (LOSS) ON SALES OF SECURITIES	(57)	0	2,459
REAL ESTATE OWNED OPERATIONS	112	(42)	25
BOLI	1,060	998	1,169
GAIN (LOSS) RELATED TO EARLY REPAYMENT OF DEBT	645	(238)	0
OTHER NONINTEREST INCOME (EXPENSE)	(33)	10	(381)
TOTAL OTHER INCOME	14,639	10,425	12,898

OPERATING EXPENSES:
EMPLOYEE COMPENSATION AND BENEFITS	22,017	20,007	19,206
OCCUPANCY AND EQUIPMENT	6,046	6,003	5,218
AMORTIZATION OF CORE DEPOSIT INTANGIBLES	556	555	556
MERGER AND ACQUISITION COSTS	0	0	3,913
OTHER	11,028	10,428	8,826
TOTAL OPERATING EXPENSES	39,647	36,993	37,719

INCOME BEFORE INCOME TAXES	24,060	22,334	18,018
INCOME TAX PROVISION	(8,169)	(6,806)	(6,034)

NET INCOME	$15,891	$15,528	$11,984

EARNINGS PER SHARE - BASIC (2)	$0.69	$0.68	$0.54
EARNINGS PER SHARE - DILUTED (2)	$0.68	$0.67	$0.52

CORE EARNINGS (3)	$15,521	$15,683	$12,929
CORE EARNINGS PER SHARE - BASIC (3)	$0.68	$0.69	$0.58
CORE EARNINGS PER SHARE - DILUTED (3)	$0.67	$0.67	$0.56

WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC (2)	22,989,881	22,860,148	22,354,798
WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED (2)	23,319,367	23,299,024	22,952,756

(1)	Certain prior period amounts have been reclassified to conform with the current period's presentation.
(2)	Weighted average shares and per share amounts for the March 2004 period have been restated to reflect the 10% stock dividend paid in May 2004.
(3)

Core earnings per share excludes net securities gains (losses), merger and acquisition costs and gains (losses) related to early repayment of debt, net of related income taxes. See Exhibit A for a reconciliation to reported earnings per share. Management believes that this presentation of non-GAAP information regarding core earnings provides useful information to investors regarding the registrant's financial condition and results of operations as core earnings are widely used for comparison purposes in the financial services industry.

STERLING FINANCIAL CORPORATION

SELECTED FINANCIAL DATA

(DOLLAR AMOUNTS IN THOUSANDS,

EXCEPT PER SHARE AMOUNTS, UNAUDITED)

	THREE MONTHS ENDED
	MAR 31,	DEC 31,	MAR 31,
	2005	2004	2004 (1)

NET INTEREST SPREAD:
YIELD ON LOAN PORTFOLIO	6.18%	6.04%	5.88%
YIELD ON MORTGAGE-BACKED SECURITIES	4.63%	4.52%	4.61%
YIELD ON INVESTMENTS AND CASH	2.21%	1.77%	2.82%
YIELD ON INTEREST-EARNING ASSETS	5.61%	5.45%	5.35%

COST OF DEPOSITS	1.85%	1.58%	1.42%
COST OF BORROWINGS	3.39%	3.25%	3.11%
COST OF INTEREST-BEARING LIABILITIES	2.44%	2.23%	2.04%

NET INTEREST SPREAD	3.17%	3.22%	3.31%

NET INTEREST MARGIN	3.22%	3.25%	3.33%

PERFORMANCE RATIOS:
RETURN ON AVERAGE ASSETS	0.91%	0.91%	0.81%
RETURN ON AVERAGE ASSETS, CORE OPERATING BASIS (2)	0.89%	0.91%	0.87%
RETURN ON AVERAGE SHAREHOLDERS' EQUITY	13.5%	13.6%	12.0%
RETURN ON AVERAGE SHAREHOLDERS' EQUITY, CORE OPERATING BASIS (2)	13.2%	13.7%	12.9%
RETURN ON AVERAGE TANGIBLE EQUITY (3)	18.6%	19.0%	18.8%
OPERATING EFFICIENCY	58.8%	59.1%	64.4%
OPERATING EFFICIENCY, CORE OPERATING BASIS (2)	59.7%	58.7%	61.9%
NONINTEREST EXPENSE TO AVERAGE ASSETS (ANNUALIZED)	2.28%	2.16%	2.55%

CAPITAL ADEQUACY:
SHAREHOLDERS' EQUITY TO TOTAL ASSETS RATIO	6.7%	6.8%	7.1%
REGULATORY CAPITAL RATIOS (FOR STERLING SAVINGS BANK):
CORE CAPITAL RATIO	6.7%	6.6%	6.7%
TIER 1 RISK-BASED CAPITAL RATIO	9.7%	9.7%	9.9%
TOTAL RISK-BASED CAPITAL RATIO	10.7%	10.7%	10.9%

LOAN ORIGINATIONS BY PROPERTY TYPE:
RESIDENTIAL REAL ESTATE	$156,483	$132,293	$70,729
MULTIFAMILY REAL ESTATE	13,267	4,390	15,337
COMMERCIAL REAL ESTATE	55,055	65,805	60,760
CONSTRUCTION	344,920	334,617	175,512
CONSUMER - DIRECT	63,951	56,373	68,132
CONSUMER - INDIRECT	15,042	19,081	12,907
BUSINESS BANKING	94,148	107,788	143,353
CORPORATE BANKING	79,733	72,795	43,240
TOTAL LOAN ORIGINATION VOLUME	$822,599	$793,142	$589,970

(1)	Certain prior period amounts have been reclassified to conform with the current period's presentation.
(2)

Core earnings per share excludes net securities gains (losses), merger and acquisition costs and gains (losses) related to early repayment of debt, net of related income taxes. See Exhibit A for a reconciliation to reported earnings per share. Management believes that this presentation of non-GAAP information regarding core earnings provides useful information to investors regarding the registrant's financial condition and results of operations as core earnings are widely used for comparison purposes in the financial services industry.

(3)	Average tangible equity is average shareholders' equity less average net goodwill and other intangible assets.

STERLING FINANCIAL CORPORATION

SELECTED FINANCIAL DATA

(DOLLAR AMOUNTS IN THOUSANDS, UNAUDITED)

	MARCH 31,	DECEMBER 31,	MARCH 31,
	2005	2004	2004

LOANS BY COLLATERAL TYPE:
RESIDENTIAL REAL ESTATE	$765,023	$794,632	$587,303
MULTIFAMILY REAL ESTATE	201,927	184,754	168,126
COMMERCIAL REAL ESTATE	696,321	699,879	519,258
CONSTRUCTION	731,072	652,895	579,683
CONSUMER - DIRECT	551,033	543,895	458,647
CONSUMER - INDIRECT	121,161	120,894	101,150
BUSINESS BANKING	956,402	932,146	971,110
CORPORATE BANKING	411,805	379,051	242,073
DEFERRED LOAN FEES, NET	(6,996)	(6,907)	(8,111)
ALLOWANCE FOR LOSSES ON LOANS	(52,712)	(49,362)	(43,629)
NET LOANS RECEIVABLE	$4,375,036	$4,251,877	$3,575,610

ALLOWANCE FOR LOSSES ON LOANS:
BALANCE AT BEGINNING OF QUARTER	$49,362	$47,290	$35,605
ALLOWANCE FOR LOAN LOSSES ACQUIRED	0	0	6,722
PROVISION FOR LOSSES ON LOANS	3,750	3,300	2,850
AMOUNTS WRITTEN OFF NET OF RECOVERIES AND OTHER	(400)	(1,228)	(1,548)
BALANCE AT END OF QUARTER	$52,712	$49,362	$43,629

NET CHARGE-OFFS TO AVERAGE NET LOANS (ANNUALIZED)	0.04%	0.12%	0.17%
NET CHARGE-OFFS TO AVERAGE NET LOANS (YTD)	0.01%	0.13%	0.04%

LOAN LOSS ALLOWANCE TO TOTAL LOANS	1.19%	1.15%	1.21%

LOAN LOSS ALLOWANCE TO NONPERFORMING LOANS
(EXCLUDING LOANS CLASSIFIED AS LOSS)	374.3%	538.3%	168.1%

NONPERFORMING LOANS TO NET LOANS	0.38%	0.28%	0.75%

NONPERFORMING ASSETS:
ACCRUING LOANS WHICH ARE PAST DUE 90 DAYS	$0	$0	$8,100
NONACCRUAL LOANS	15,359	10,738	17,843
RESTRUCTURED LOANS	1,301	1,305	934
TOTAL NONPERFORMING LOANS	16,660	12,043	26,877
REO	1,459	1,865	5,032
TOTAL NONPERFORMING ASSETS (NPA)	$18,119	$13,908	$31,909

NPA TO TOTAL ASSETS	0.26%	0.20%	0.52%

LOAN DELINQUENCY RATIO (60 DAYS AND OVER)	0.37%	0.32%	0.83%

CLASSIFIED ASSETS	$72,019	$68,259	$93,265

CLASSIFIED ASSETS/TOTAL ASSETS	1.03%	0.98%	1.53%

STERLING FINANCIAL CORPORATION

SELECTED FINANCIAL DATA

(DOLLAR AMOUNTS IN THOUSANDS,

EXCEPT AS INDICATED, UNAUDITED)

	THREE MONTHS ENDED
	MAR 31,	DEC 31,	MAR 31,
	2005	2004	2004

AVERAGE BALANCE SHEET DATA:
AVERAGE LOANS	$4,462,135	$4,197,541	$3,580,235
AVERAGE MORTGAGE-BACKED SECURITIES	2,019,649	2,024,775	1,682,118
AVERAGE INVESTMENTS AND CASH	172,993	169,524	252,103
AVERAGE INTEREST-EARNING ASSETS	$6,654,777	$6,391,840	$5,514,456

AVERAGE DEPOSITS	$4,024,422	$3,833,584	$3,451,100
AVERAGE BORROWINGS	2,505,019	2,450,715	2,008,623
AVERAGE INTEREST-BEARING LIABILITIES	$6,529,441	$6,284,299	$5,459,723

AVERAGE ASSETS	7,065,612	6,825,567	5,944,044

AVERAGE SHAREHOLDERS' EQUITY	477,712	456,051	401,792

AVERAGE TANGIBLE EQUITY (1)	345,660	324,310	256,167

DEPOSITS DETAIL (ACTUAL):
INTEREST-BEARING TRANSACTION ACCOUNTS	$430,322	$413,217	$419,201
NONINTEREST-BEARING TRANSACTION ACCOUNTS	611,373	574,186	501,022
SAVINGS AND MONEY MARKET DEPOSIT ACCOUNTS (MMDA)	1,122,104	1,104,871	1,062,260
TIME DEPOSITS	1,944,511	1,771,022	1,509,679
TOTAL DEPOSITS	$4,108,310	$3,863,296	$3,492,162

NUMBER OF TRANSACTION ACCOUNTS (ACTUAL):
INTEREST-BEARING TRANSACTION ACCOUNTS	48,096	48,579	47,260
NONINTEREST-BEARING TRANSACTION ACCOUNTS	100,163	99,125	98,239
TOTAL TRANSACTION ACCOUNTS	148,259	147,704	145,499

FULL-TIME EQUIVALENT EMPLOYEES AT END OF PERIOD:	1,640	1,624	1,533

NONBANKING SUBSIDIARY PRODUCTION:
SALES OF FINANCIAL PRODUCTS	$28,915	$19,658	$17,333

(1)	Average tangible equity is average shareholders' equity less average net goodwill and other intangible assets.

STERLING FINANCIAL CORPORATION

SELECTED FINANCIAL DATA

(DOLLAR AMOUNTS IN THOUSANDS,

EXCEPT PER SHARE AMOUNTS, UNAUDITED)

	AS OF OR FOR THE
	THREE MONTHS ENDED
EXHIBIT A- RECONCILIATION SCHEDULE	MAR 31,	DEC 31,	MAR 31,
	2005	2004	2004 (1)
CORE EARNINGS: (2)
NET INCOME, AS REPORTED	$15,891	$15,528	$11,984
SUBTRACT: NET (GAIN) LOSS ON SECURITIES, NET OF TAX	36	0	(1,598)
ADD BACK: MERGER AND ACQUISITION COSTS, NET OF TAX	0	0	2,543
SUBTRACT: NET (GAIN) LOSS ON EARLY DEBT REPAYMENT, NET OF TAX	(406)	155	0
CORE EARNINGS	$15,521	$15,683	$12,929

CORE EARNINGS PER SHARE - BASIC: (2)
EARNINGS PER SHARE - BASIC, AS REPORTED	$0.69	$0.68	$0.54
SUBTRACT: NET (GAIN) LOSS ON SECURITIES, NET OF TAX	0.00	0.00	(0.07)
ADD BACK: MERGER AND ACQUISITION COSTS, NET OF TAX	0.00	0.00	0.11
SUBTRACT: NET (GAIN) LOSS ON EARLY DEBT REPAYMENT, NET OF TAX	(0.01)	0.01	0.00
CORE EARNINGS PER SHARE - BASIC	$0.68	$0.69	$0.58

CORE EARNINGS PER SHARE - DILUTED: (2)
EARNINGS PER SHARE - DILUTED, AS REPORTED	$0.68	$0.67	$0.52
SUBTRACT: NET (GAIN) LOSS ON SECURITIES, NET OF TAX	0.00	0.00	(0.07)
ADD BACK: MERGER AND ACQUISITION COSTS, NET OF TAX	0.00	0.00	0.11
SUBTRACT: NET (GAIN) LOSS ON EARLY DEBT REPAYMENT, NET OF TAX	(0.01)	0.00	0.00
CORE EARNINGS PER SHARE - DILUTED	$0.67	$0.67	$0.56

WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC (1)	22,989,881	22,860,148	22,354,798
WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED (1)	23,319,367	23,299,024	22,952,756
COMMON SHARES OUTSTANDING (1)	23,048,133	22,936,154	20,508,120

RETURN ON AVERAGE ASSETS, CORE OPERATING BASIS: (2)
RETURN ON AVERAGE ASSETS, AS REPORTED	0.91%	0.91%	0.81%
SUBTRACT: NET (GAIN) LOSS ON SECURITIES, NET OF TAX	0.00%	0.00%	(0.11)%
ADD BACK: MERGER AND ACQUISITION COSTS, NET OF TAX	0.00%	0.00%	0.17%
SUBTRACT: NET (GAIN) LOSS ON EARLY DEBT REPAYMENT, NET OF TAX	(0.02)%	0.00%	0.00%
RETURN ON AVERAGE ASSETS, CORE OPERATING BASIS	0.89%	0.91%	0.87%

RETURN ON AVERAGE SHAREHOLDERS' EQUITY, CORE OPERATING BASIS: (2)
RETURN ON AVERAGE SHAREHOLDERS' EQUITY, AS REPORTED	13.5%	13.6%	12.0%
SUBTRACT: NET (GAIN) LOSS ON SECURITIES, NET OF TAX	0.0%	0.0%	(1.6)%
ADD BACK: MERGER AND ACQUISITION COSTS, NET OF TAX	0.0%	0.0%	2.5%
SUBTRACT: NET (GAIN) LOSS ON EARLY DEBT REPAYMENT, NET OF TAX	(0.3% )	0.1%	0.0%
RETURN ON AVERAGE SHAREHOLDERS' EQUITY, CORE OPERATING BASIS	13.2%	13.7%	12.9%

AVERAGE ASSETS	$7,065,612	$6,825,567	$5,944,044
AVERAGE SHAREHOLDERS' EQUITY	477,712	456,051	401,792

OPERATING EFFICIENCY RATIO, CORE OPERATING BASIS: (2)
OPERATING EFFICIENCY RATIO, AS REPORTED	58.8%	59.1%	64.4%
ADD BACK: NET (GAIN) LOSS ON SECURITIES	(0.1)%	0.0%	4.2%
SUBTRACT: MERGER AND ACQUISITION COSTS	0.0%	0.0%	(6.7)%
ADD BACK: NET GAIN (LOSS) ON EARLY DEBT REPAYMENT, NET OF TAX	1.0%	(0.4)%	0.0%
OPERATING EFFICIENCY RATIO, CORE OPERATING BASIS	59.7%	58.7%	61.9%

ADJUSTED SHAREHOLDERS' EQUITY:
SHAREHOLDERS' EQUITY, AS REPORTED	$471,097	$469,844	$430,295
ADD (SUBTRACT) UNREALIZED LOSS (GAIN) ON INVESTMENTS AND MBS, NET	26,134	9,470	(4,843)
ADJUSTED SHAREHOLDERS EQUITY	$497,231	$479,314	$425,452

ADJUSTED BOOK VALUE PER SHARE:
BOOK VALUE PER SHARE, AS REPORTED	$20.44	$20.48	$19.07
ADD (SUBTRACT) UNREALIZED LOSS (GAIN) ON INVESTMENTS AND MBS, NET	1.13	0.41	(0.24)
ADJUSTED BOOK VALUE PER SHARE	$21.57	$20.89	$18.83

(1)	Weighted average shares and per share amounts for the March 2004 period have been restated to reflect the 10% stock dividend paid in May 2004.
(2)

Core earnings per share excludes net securities gains (losses), merger and acquisition costs and gains (losses) related to early repayment of debt, net of related income taxes. Management believes that this presentation of non-GAAP information regarding core earnings provides useful information to investors regarding the registrant's financial condition and results of operations as core earnings are widely used for comparison purposes in the financial services industry.